FOR IMMEDIATE RELEASE

Workiva Announces Second Quarter 2017 Financial Results
Q2 Revenue of $49.4 million, Up 14.8% from Q2 of 2016
Q2 Subscription and Support Revenue of $41.0 million, Up 17.2% from Q2 of 2016

AMES, Iowa - August 3, 2017 -- Workiva Inc. (NYSE: WK), a leading provider of solutions for enterprise productivity, today announced financial results for its second quarter ended June 30, 2017.

“We posted strong results in the second quarter, highlighted by 14.8% revenue growth over the same quarter last year,” said Matt Rizai, Chairman and Chief Executive Officer of Workiva. “We outperformed our guidance for quarterly revenue, operating loss and loss per share.”
“We continue to invest in technology and talent to execute our platform strategy,” said Rizai. “We are increasing the number of Wdesk data and process integrations to help our customers further improve a wide range of financial, regulatory and Corporate Performance Management functions. Expanding the amount of data that Wdesk users can directly access amplifies the power of Wdesk throughout our customers’ organizations.”

Second Quarter 2017 Financial Highlights

•
Revenue: Total revenue for the quarter ended June 30, 2017 was $49.4 million, an increase of 14.8% from $43.0 million in the second quarter of 2016. Subscription and support revenue was $41.0 million, an increase of 17.2% versus results in the second quarter of 2016. Professional services revenue was $8.4 million, an increase of 4.6% compared to the same quarter in the prior year.

•
Gross Profit: GAAP gross profit for the quarter ended June 30, 2017 was $35.1 million compared with $30.4 million in the same quarter of the prior year. GAAP gross margin was 71.1% in the second quarter of 2017 versus 70.8% in the second quarter of 2016. Non-GAAP gross profit for the quarter ended June 30, 2017 was $35.4 million, an increase of 15.4% compared with the prior year's second quarter, and non-GAAP gross margin was 71.6% compared to 71.3% in the second quarter of 2016.

•
Loss from Operations: GAAP loss from operations for the quarter ended June 30, 2017 was $9.9 million compared with a loss of $11.3 million in the prior year's second quarter. Non-GAAP loss from operations for the quarter ended June 30, 2017 was $5.5 million, compared with non-GAAP loss from operations of $7.8 million in the second quarter of 2016. Non-GAAP loss from operations as a percentage of revenue improved 710 basis points for the quarter ended June 30, 2017 compared to the second quarter of 2016.

•
Net Loss: GAAP net loss for the quarter ended June 30, 2017 was $10.2 million compared with a net loss of $11.5 million for the prior year's second quarter. GAAP net loss per basic and diluted share for the quarter ended June 30, 2017 was $0.25, based on 41.4 million weighted-average shares outstanding, compared with a net loss per basic and diluted share of $0.28, based on 40.6 million weighted-average shares outstanding in the second quarter of 2016.

•
Non-GAAP net loss for the quarter ended June 30, 2017 was $5.8 million compared with a net loss of $8.0 million in the prior year's second quarter. Non-GAAP net loss per basic and diluted share for the quarter ended June 30, 2017 was $0.14, based on 41.4 million weighted-average shares outstanding, compared with a net loss per basic and diluted share of $0.20, based on 40.6 million weighted-average shares outstanding in the second quarter of 2016.

Operating Metrics

•	Customers: Workiva had 2,908 customers as of June 30, 2017, a net increase of 286 customers from June 30, 2016.

•
Revenue Retention Rate: As of June 30, 2017, Workiva's revenue retention rate (excluding add-on revenue) was 96.1%, and the revenue retention rate including add-on revenue was 106.0%. Add-on revenue includes the change in both seats purchased and seat pricing for existing customers.

Financial Outlook
As of August 3, 2017, Workiva is providing guidance for the third quarter and full year 2017 as follows:

Third Quarter 2017 Guidance:

•	Total revenue is expected to be in the range of $50.4 million to $50.8 million.

•	GAAP loss from operations is expected to be in the range of $16.4 million to $16.8 million.

•	Non-GAAP loss from operations is expected to be in the range of $11.8 million to $12.2 million.

•	GAAP net loss per basic and diluted share is expected to be in the range of $0.40 to $0.41.

•	Non-GAAP net loss per basic and diluted share is expected to be in the range of $0.29 to $0.30.

•	Net loss per basic and diluted share is based on 42.0 million weighted-average shares outstanding.

Full Year 2017 Guidance:

•	Total revenue is expected to be in the range of $205.0 million to $206.0 million.

•	GAAP loss from operations is expected to be in the range of $42.7 million to $43.7 million.

•	Non-GAAP loss from operations is expected to be in the range of $25.0 million to $26.0 million.

•	GAAP net loss per basic and diluted share is expected to be in the range of $1.04 to $1.06.

•	Non-GAAP net loss per basic and diluted share is expected to be in the range of $0.62 to $0.64.

•	Net loss per basic and diluted share is based on 41.7 million weighted-average shares outstanding.

Quarterly Conference Call
Workiva will host a conference call today at 5:00 p.m. ET to review the Company’s financial results for the second quarter 2017, in addition to discussing the Company’s outlook for the third quarter and full year 2017. To access this call, dial 877-201-0168 (domestic) or 647-788-4901 (international). The conference ID is 44634049. A live webcast of the conference call will be accessible in the “Investor Relations” section of Workiva’s website at www.workiva.com. A replay of this conference call can also be accessed through August 10, 2017 at 800-585-8367 (domestic) or 416-621-4642 (international). The replay pass code is 44634049. An archived webcast of this conference call will also be available an hour after the completion of the call in the “Investor Relations” section of the Company’s website at www.workiva.com.

About Workiva
Workiva (NYSE:WK) delivers Wdesk, an intuitive cloud platform that modernizes how people work within thousands of organizations, including over 70 percent of the FORTUNE 500®. Wdesk is built upon a data management engine, offering controlled collaboration, data integration, granular permissions and a full audit trail. Wdesk helps mitigate risk, improves productivity and gives users confidence in their data-driven decisions. Workiva employs more than 1,200 people with offices in 16 cities. The company is headquartered in Ames, Iowa. For more information, visit workiva.com.

Claim not confirmed by FORTUNE or Time Inc. FORTUNE 500 is a registered trademark of Time Inc. and is used under license. FORTUNE and Time Inc. are not affiliated with, and do not endorse products or services of, Workiva Inc.

Non-GAAP Financial Measures
The non-GAAP adjustments referenced herein relate to the exclusion of stock-based compensation. A reconciliation of GAAP to non-GAAP historical financial measures has been provided in Table I at the end of this press release. A reconciliation of GAAP to non-GAAP guidance has been provided in Table II at the end of this press release.

Workiva believes that the use of non-GAAP gross profit and gross margin, non-GAAP loss from operations, non-GAAP net loss and non-GAAP net loss per share is helpful to its investors. These measures, which are referred to as non-GAAP financial measures, are not prepared in accordance with generally accepted accounting principles in the United States, or GAAP. Non-GAAP gross profit is calculated by excluding stock-based compensation expense attributable to cost of revenues from gross profit. Non-GAAP gross margin is the ratio calculated by dividing non-GAAP gross profit by revenues. Non-GAAP loss from operations is calculated by excluding stock-based compensation expense from loss from operations. Non-GAAP net loss is calculated by excluding stock-based compensation expense, net of tax, from net loss. Non-GAAP net loss per share is calculated by dividing non-GAAP net loss by the weighted- average shares outstanding as presented in the calculation of GAAP net loss per share. Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company’s non-cash expenses, Workiva believes that providing non-GAAP financial measures that exclude stock-based compensation expense allows for more meaningful comparisons between its operating results from period to period. Workiva’s management uses these non-GAAP financial measures as tools for financial and operational decision making and for evaluating Workiva’s own operating results over different periods of time.

Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in Workiva’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Workiva’s reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in Workiva’s business and an important part of the compensation provided to its employees. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Investors should review the reconciliation of non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate Workiva’s business.

Safe Harbor Statement
Certain statements in this press release are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company’s expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “outlook,” “guidance” or the negative of those terms or other comparable terminology.

Please see the Company’s documents filed or to be filed with the Securities and Exchange Commission, including the Company’s annual reports filed on Form 10-K and quarterly reports on Form 10-Q, and any amendments thereto for a discussion of certain important risk factors that relate to forward-looking statements contained in this report. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Any forward-

looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
###

Investor Contact:	Media Contact:
Adam Rogers	Kevin McCarthy
Workiva Inc.	Workiva Inc.
investor@workiva.com	press@workiva.com
(515) 663-4493	(515) 663-4471

WORKIVA INC. UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands, except share and per share amounts)

	Three months ended June 30,		Six months ended June 30,
	2017	2016	2017	2016
Revenue
Subscription and support	$40,980	$34,969	$80,520	$68,554
Professional services	8,411	8,042	20,775	19,008
Total revenue	49,391	43,011	101,295	87,562
Cost of revenue
Subscription and support (1)	7,758	7,039	15,395	13,957
Professional services (1)	6,528	5,538	13,109	11,726
Total cost of revenue	14,286	12,577	28,504	25,683
Gross profit	35,105	30,434	72,791	61,879
Operating expenses
Research and development (1)	16,239	14,047	31,775	28,563
Sales and marketing (1)	19,787	19,828	38,500	39,916
General and administrative (1)	8,943	7,882	18,364	16,835
Total operating expenses	44,969	41,757	88,639	85,314
Loss from operations	(9,864)	(11,323)	(15,848)	(23,435)
Interest expense	(475)	(468)	(930)	(958)
Other income, net	176	278	788	854
Loss before provision for income taxes	(10,163)	(11,513)	(15,990)	(23,539)
Provision for income taxes	33	12	42	31
Net loss	$(10,196)	$(11,525)	$(16,032)	$(23,570)
Net loss per common share:
Basic and diluted	$(0.25)	$(0.28)	$(0.39)	$(0.58)
Weighted-average common shares outstanding - basic and diluted	41,429,691	40,593,908	41,270,038	40,522,790

(1) Includes stock-based compensation expense as follows:

	Three months ended June 30,		Six months ended June 30,
	2017	2016	2017	2016
Cost of revenue
Subscription and support	$178	$125	$318	$243
Professional services	100	93	200	215
Operating expenses
Research and development	472	609	965	1,193
Sales and marketing	694	449	1,353	904
General and administrative	2,953	2,226	5,700	4,337

WORKIVA INC. CONSOLIDATED BALANCE SHEETS (in thousands)

	June 30, 2017	December 31, 2016
	(unaudited)
Assets
Current assets
Cash and cash equivalents	$59,986	$51,281
Marketable securities	12,877	11,435
Accounts receivable, net	22,733	22,535
Deferred commissions	2,021	1,864
Other receivables	1,573	1,545
Prepaid expenses	11,416	9,382
Total current assets	110,606	98,042
Property and equipment, net	41,138	42,590
Intangible assets, net	1,056	1,012
Other assets	1,393	1,499
Total assets	$154,193	$143,143
Liabilities and Stockholders’ Deficit
Current liabilities
Accounts payable	$1,191	$849
Accrued expenses and other current liabilities	17,286	20,695
Deferred revenue	91,914	76,016
Deferred government grant obligation	904	1,022
Current portion of capital lease and financing obligations	1,242	1,285
Current portion of long-term debt	21	20
Total current liabilities	112,558	99,887
Deferred revenue	24,342	21,485
Deferred government grant obligation	405	1,000
Other long-term liabilities	3,985	4,100
Capital lease and financing obligations	18,999	19,743
Long-term debt	32	53
Total liabilities	160,321	146,268
Stockholders’ deficit
Common stock	42	41
Additional paid-in-capital	230,568	217,454
Accumulated deficit	(236,943)	(220,911)
Accumulated other comprehensive income	205	291
Total stockholders’ deficit	(6,128)	(3,125)
Total liabilities and stockholders’ deficit	$154,193	$143,143

WORKIVA INC. UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands)

	Three months ended June 30,		Six months ended June 30,
	2017	2016	2017	2016
Cash flows from operating activities
Net loss	$(10,196)	$(11,525)	$(16,032)	$(23,570)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Depreciation and amortization	867	975	1,758	1,972
Stock-based compensation expense	4,397	3,502	8,536	6,892
Provision for doubtful accounts	146	48	432	170
Realized gain on sale of available-for-sale securities, net	—	(4)	—	(6)
Amortization of premiums and discounts on marketable securities, net	28	36	59	75
Recognition of deferred government grant obligation	(198)	(230)	(736)	(663)
Deferred income tax	—	(12)	—	(12)
Changes in assets and liabilities:
Accounts receivable	(3,228)	(1,844)	(542)	(2,725)
Deferred commissions	(149)	(117)	(151)	(129)
Other receivables	(865)	142	(25)	(82)
Prepaid expenses	(2,830)	(1,327)	(2,026)	(1,513)
Other assets	36	(323)	13	(386)
Accounts payable	(678)	797	339	101
Deferred revenue	14,398	5,399	18,494	2,184
Accrued expenses and other liabilities	2,254	447	(3,557)	(5,422)
Net cash provided by (used in) operating activities	3,982	(4,036)	6,562	(23,114)
Cash flows from investing activities
Purchase of property and equipment	(26)	(597)	(147)	(1,009)
Purchase of marketable securities	(2,259)	(802)	(6,350)	(802)
Maturities of marketable securities	1,850	—	4,851	—
Sale of marketable securities	—	2,404	—	7,197
Purchase of intangible assets	(58)	(59)	(89)	(114)
Net cash (used in) provided by investing activities	(493)	946	(1,735)	5,272
Cash flows from financing activities
Proceeds from option exercises	4,709	236	5,515	520
Taxes paid related to net share settlements of stock-based compensation awards	—	—	(936)	(761)
Repayment of other long-term debt	(20)	(18)	(20)	(18)
Principal payments on capital lease and financing obligations	(490)	(476)	(787)	(908)
Proceeds from government grants	22	—	22	183
Payments of issuance costs on line of credit	(10)	(33)	(10)	(33)
Net cash provided by (used in) financing activities	4,211	(291)	3,784	(1,017)
Effect of foreign exchange rates on cash	82	40	94	(6)
Net increase (decrease) in cash and cash equivalents	7,782	(3,341)	8,705	(18,865)
Cash and cash equivalents at beginning of period	52,204	43,226	51,281	58,750
Cash and cash equivalents at end of period	$59,986	$39,885	$59,986	$39,885

TABLE I WORKIVA INC. RECONCILIATION OF NON-GAAP INFORMATION (in thousands, except share and per share)

	Three months ended June 30,		Six months ended June 30,
	2017	2016	2017	2016
Gross profit, subscription and support	$33,222	$27,930	$65,125	$54,597
Add back: Stock-based compensation	178	125	318	243
Gross profit, subscription and support, non-GAAP	$33,400	$28,055	$65,443	$54,840
As a percentage of subscription and support revenue, non-GAAP	81.5%	80.2%	81.3%	80.0%

Gross profit, professional services	$1,883	$2,504	$7,666	$7,282
Add back: Stock-based compensation	100	93	200	215
Gross profit, professional services, non-GAAP	$1,983	$2,597	$7,866	$7,497
As a percentage of professional services revenue, non-GAAP	23.6%	32.3%	37.9%	39.4%

Gross profit, as reported	$35,105	$30,434	$72,791	$61,879
Add back: Stock-based compensation	278	218	518	458
Gross profit, non-GAAP	$35,383	$30,652	$73,309	$62,337
As percentage of revenue, non-GAAP	71.6%	71.3%	72.4%	71.2%

Research and development, as reported	$16,239	$14,047	$31,775	$28,563
Less: Stock-based compensation	472	609	965	1,193
Research and development, non-GAAP	$15,767	$13,438	$30,810	$27,370
As percentage of revenue, non-GAAP	31.9%	31.2%	30.4%	31.3%

Sales and marketing, as reported	$19,787	$19,828	$38,500	$39,916
Less: Stock-based compensation	694	449	1,353	904
Sales and marketing, non-GAAP	$19,093	$19,379	$37,147	$39,012
As percentage of revenue, non-GAAP	38.7%	45.1%	36.7%	44.6%

General and administrative, as reported	$8,943	$7,882	$18,364	$16,835
Less: Stock-based compensation	2,953	2,226	5,700	4,337
General and administrative, non-GAAP	$5,990	$5,656	$12,664	$12,498
As percentage of revenue, non-GAAP	12.1%	13.2%	12.5%	14.3%

Loss from operations	$(9,864)	$(11,323)	$(15,848)	$(23,435)
Add back: Stock-based compensation	4,397	3,502	8,536	6,892
Loss from operations, non-GAAP	$(5,467)	$(7,821)	$(7,312)	$(16,543)
As percentage of revenue, non-GAAP	(11.1)%	(18.2)%	(7.2)%	(18.9)%

Net loss	$(10,196)	$(11,525)	$(16,032)	$(23,570)
Add back: Stock-based compensation	4,397	3,502	8,536	6,892
Net loss, non-GAAP	$(5,799)	$(8,023)	$(7,496)	$(16,678)
As percentage of revenue, non-GAAP	(11.7)%	(18.7)%	(7.4)%	(19.0)%

Net loss per basic and diluted share:	$(0.25)	$(0.28)	$(0.39)	$(0.58)
Add back: Stock-based compensation	0.11	0.08	0.21	0.17
Net loss per basic and diluted share, non-GAAP	$(0.14)	$(0.20)	$(0.18)	$(0.41)
Weighted-average common shares outstanding - basic and diluted, non-GAAP	41,429,691	40,593,908	41,270,038	40,522,790

TABLE II WORKIVA INC. RECONCILIATION OF NON-GAAP GUIDANCE (in thousands, except share and per share data)

	Three months ending September 30, 2017			Year ending December 31, 2017

Loss from operations, GAAP range	$(16,400)	-	$(16,800)	$(42,700)	-	$(43,700)
Add back: Stock-based compensation	4,600		4,600	17,700		17,700
Loss from operations, non-GAAP range	$(11,800)	-	$(12,200)	$(25,000)	-	$(26,000)

Net loss per share, GAAP range	$(0.40)	-	$(0.41)	$(1.04)	-	$(1.06)
Add back: Stock-based compensation	0.11		0.11	0.42		0.42
Net loss per share, non-GAAP range	$(0.29)	-	$(0.30)	$(0.62)	-	$(0.64)

Weighted-average common shares outstanding - basic and diluted	42,000,000		42,000,000	41,700,000		41,700,000